SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 22, 1995

                          DLJ MORTGAGE ACCEPTANCE CORP.
(as depositor under a Pooling and Servicing Agreement, dated as of November 1, 1995, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1995-QE9)



                          DLJ Mortgage Acceptance Corp.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        33-37812               13-3460894
----------------------------           -----------           -------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)


            140 Broadway
            NEW YORK, NEW YORK                                          10005
            ---------------------                                     ----------
            (Address of Principal                                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (212) 504-3000

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

          For a description of the Certificates and the Mortgage Pool, refer to the Pooling and Servicing Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         EXHIBIT NO.               DESCRIPTION
         -----------               -----------

         4.1 Pooling and Servicing Agreement, dated as of November 1, 1995, among DLJ Mortgage Acceptance Corp., as depositor, Temple-Inland Mortgage
                                   Corporation, as master servicer, and
                                   Bankers Trust  Company,  as trustee,
                                   Mortgage Pass-Through  Certificates,
                                   Series 1995-QE9.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DLJ MORTGAGE ACCEPTANCE CORP.

                                    By:     N. Dante LaRocca
                                            Senior Vice President

Dated: November 22, 1995

                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION                                      FORMAT
----------      -----------                                      ------
4.1             Pooling and Servicing Agreement, dated as of     P*
                November 1, 1995, among DLJ Mortgage
                Acceptance Corp., as depositor, Temple-Inland
                Mortgage Corporation, as master servicer, and Bankers Trust Company, as trustee, Mortgage
                Pass-Through Certificates, Series 1995-QE9.







--------------------

* The Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement has been filed on paper pursuant to a continuing hardship exemption from certain electronic filing requirements.